©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data
Company Overview
NYSE: ADS
Fourth Quarter 2011

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Three Businesses. One Focus.
The largest and most comprehensive provider of
transaction-based marketing and loyalty solutions.
These solutions are delivered through three businesses:
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of loyalty
marketing programs and
services to profitably
change customer behavior
Drives sales for our clients
by providing marketing
driven branded credit
programs that build
customer loyalty
Private Label
Opportunity: ~$380 Billion Addressable Market
Marketing spend is shifting from traditional mass marketing
 to data-enabled, multi-channel direct marketing
The digital channel spend directed toward transaction-based, ROI solutions:
Strong double-digit growth market | Still less than 10% of $380+ billion prize

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
The Alliance Data End-to-End Solution
Three Platforms, One Model
Strategy/
Creative
Analytics
and Insights
Distribution
Data and
Database
LoyaltyOne | Epsilon | Private Label
Results and
Measurement
Mobile
Direct Mail
In-store
Permission-
based Email
Social Media
On-line
Call Center

Nine months ended September 30, 2011		Nine months ended September 30, 2010		% Change
Revenue	$	2,326	$	2,036	14%
Net income per diluted share	$	4.35	$	2.63	65%
Diluted shares outstanding		57.4		55.8	3%
Supplemental Non-GAAP Measures:					
Adjusted EBITDA	$	779	$	629	24%
Adjusted EBITDA, net of funding costs	$	665	$	477	39%
Core EPS	$	5.94	$	4.31	38%

AllianceData.

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
YTD 2011 Operating Results
($MM, except per share data)

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
	Actual 2010	New Guidance - 2011	% Increase
Revenue	$2.8 bn	$3.2 bn	+14%
Adjusted EBITDA	$823 mm	$997 mm	+21%
EPS	$3.48	$5.27	+51%
Core EPS	$5.86	$7.40	+26%
Diluted share count	55.7 mm	58.2 mm	+5%
Phantom Shares*	1.8 mm	4.4 mm

2011 Updated Guidance
 * Shares covered by counterparty hedge agreements, which the Company has no obligation to settle.

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2012 Initial Guidance
	2011	2012	% Increase
Revenue	$3.2 bn	$3.5 bn	+9%
Adjusted EBITDA	$997 mm	$1.1 bn	+13%
EPS	$5.27	$6.00	+14%
Core EPS	$7.40	$8.30	+12%
Diluted share count	58.2 mm	60.5 mm	+4%
Phantom Shares*	4.4 mm	6.0 mm

 * Shares covered by counterparty hedge agreements, which the Company has no obligation to settle.

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Safe Harbor Statement and Forward-Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,”
“believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act, potential effects of the Epsilon data theft incident, and those discussed in our filings with the Securities and Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding
Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

NYSE: ADS | 4Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA net of funding costs, core earnings and core earnings per diluted share (core
EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the
Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable
GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-
GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.